SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of Earliest Event Reported) — April 25, 2006

THE ULTIMATE SOFTWARE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24347	65-0694077

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Ultimate Way, Weston, Florida		33326

(Address of principal executive offices)		(Zip Code)
(954) 331-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 2.02. Results of Operations and Financial Condition
     The Registrant hereby furnishes the information set forth in the press release issued on April 25, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibit

Number	Description

99.1	Press Release, dated April 25, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ULTIMATE SOFTWARE GROUP, INC.
By:	/s/ Mitchell K. Dauerman
Mitchell K. Dauerman
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated: April 26, 2006

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